UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No.    )

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HECKMANN CORPORATION

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*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16, 2013. HECKMANN CORPORATIONMeeting InformationMeeting Type: Annual MeetingFor holders as of: March 18, 2013Date: May 16, 2013 Time: 1:00 PM EDTLocation: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/HEK2013. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/HEK2013 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page).You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.proxy See the materials reverse and side voting of this instructions. notice to obtain M58066-Z60230

How to Before Access the You Proxy Vote MaterialsProxy Materials Available to VIEW or RECEIVE:NOTICE AND PROXY STATEMENT ANNUAL REPORTHow to View Online:Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2013 to facilitate timely delivery.Please Choose One How of the To Following Vote Voting MethodsVote By Internet: Before The Meeting:Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting:Go to www.virtualshareholdermeeting.com/HEK2013. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions.Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.M58067-Z60230

Voting ItemsThe the following: Board of Directors recommends you vote FOR 1. The election of three Class III directors for a three-year term. NOMINEES: 01) Richard J. Heckmann 02) Alfred E. Osborne, Jr. 03) Kevin L. SpenceThe Board of Directors recommends you vote FOR the following proposals:2. Rati?cation of the appointment of KPMG LLP as independent registered public accounting ?rm for the ?scal year ending December 31, 2013.3. The advisory vote on the Company’s executive compensation.4. The amendment of the Company’s Certi?cate of Incorporation to change the name of the Company to Nuverra Environmental Solutions, Inc.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.M58068-Z60230

Voting Instructions M58069-Z60230